UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2022

Primis Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Virginia	001-33037	20-1417448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Old Dominion Drive, McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Other Events.

On April 28, 2022, Primis Bank (the “Bank”), the wholly-owned banking subsidiary of Primis Financial Corp. entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Community First Bank, Inc. (“Seller”) and SeaTrust Mortgage Company (“SeaTrust”), pursuant to which the Bank will purchase 100% of the outstanding capital stock of SeaTrust (the “Acquisition”) for an aggregate purchase price of $7,000,000 in cash.  At the closing of the Acquisition, the Bank would also repay approximately $13.8 million of SeaTrust’s outstanding indebtedness under certain warehouse lending facilities.

The Purchase Agreement contains customary representations and warranties of each of the Bank, SeaTrust, and the Seller.  SeaTrust has also agreed to customary covenants, including relating to the conduct of SeaTrust’s business during the interim period between the signing of the Purchase Agreement and the closing of the Acquisition.

The closing of the Acquisition is expected to occur in the second quarter of 2022, subject to the satisfaction or waiver of customary closing conditions, including (1) the approval by Fannie Mae of the change in control of SeaTrust, (2) receipt of consents from certain third parties, (3) the absence of any order or other legal or regulatory action issued by any governmental authority preventing the consummation of the Acquisition, and (4) the continued accuracy of the representations and warranties of each of SeaTrust, the Bank, and Seller.  Either the Bank or Seller may terminate the Purchase Agreement and the Acquisition abandoned by either the Bank or Seller in certain circumstances, including the failure of the closing conditions to be satisfied by 5:00 pm ET on July 31, 2022.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Purchase Agreement filed as an exhibit to this report is not intended to provide factual information or other disclosure except for the terms of the Purchase Agreement itself, and you should not rely on them for other than that purpose. In particular, any representations and warranties made by any party in the Purchase Agreement were made solely within the specific context of the Purchase Agreement and do not apply in any other context or at any time other than the date they were made.

Item 9.01          Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

1.01	Stock Purchase Agreement dated April 28, 2022 by and among SeaTrust Mortgage Company, Community First Bank, Inc. and Primis Bank*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the relevant agreement. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

Forward-Looking Statements

This communication and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of SeaTrust by the Company (the “Proposed Transaction”), and the impact of the Proposed Transaction on the Company’s consolidated operations, financial condition, and financial results.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements due to a variety of factors.  These factors, include, but are not limited to, the ability to satisfy the closing conditions required to complete the Proposed Transaction, delay in closing the Proposed Transaction, difficulties and delays in fully realizing the anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, changes in general economic conditions and other risk factors.

Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primis Financial Corp.

Date: May 3, 2022	By:	/s/ Matthew A. Switzer
Matthew A. Switzer
Chief Financial Officer